SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report:  June 23, 1997

                      POTLATCH CORPORATION
     (Exact name of registrant as specified in its charter)

   Delaware              1-5313                    82-0156045
---------------     ----------------         ----------------------
(State or other     (Commission File           (I.R.S. Employer
jurisdiction of          Number)             Identification Number)
incorporation)

   One Maritime Plaza, Suite 2400, San Francisco, CA      94111
   -------------------------------------------------   ----------
      (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code:
                         (415) 576-8800
                         --------------

Item 5.  Other Events.

     On June 17, 1997, in the District Court of the State of Idaho, Nez Perce County, a jury awarded Potlatch Corporation (the "Company") $95 million for damages resulting from defects and deficiencies associated with a pulp washer system that was installed in the Company's Lewiston, Idaho, pulp mill. The washers were supplied by Beloit Corporation, the defendant in the case.

     The jury award is subject to post-trial motions, and to appeal to the Idaho Supreme Court.
















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                            SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  June 23, 1997

                                   POTLATCH CORPORATION

                                   By: /s/TERRY L. CARTER
                                       --------------------
                                          Terry L. Carter
                                             Controller






































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